EXHIBIT 10.1
AMENDMENT NO. 3 dated as of October 7, 2024 (this “Amendment”) by and among ACV Auctions Inc., a Delaware corporation (the “Borrower”), each Lender party hereto (constituting the Required Lenders) (the “Consenting Lenders”) and JPMorgan Chase Bank, N.A. (“JPMorgan”), as Administrative Agent (in such capacity, the “Administrative Agent”) to the Revolving Credit Amendment dated as of August 24, 2021 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and, the Credit Agreement as amended hereby, the “Amended Credit Agreement”) among the Borrower, the Lenders from time to time party thereto, and JPMorgan, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Amended Credit Agreement.
RECITALS:
WHEREAS, pursuant to Section 9.02 of the Credit Agreement, the Borrower has requested that the Consenting Lenders and the Administrative Agent consent to amend the Credit Agreement as set forth in Section 1 hereof, and the Consenting Lenders are willing, on and subject to the terms and conditions hereof, to consent to such amendment;

    NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.Amendments to the Credit Agreement. Subject to the satisfaction or waiver of the conditions set forth in Section 3 hereof, each of the parties hereto agrees that, effective on the Amendment No. 3 Effective Date (as defined below), Section 6.04(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“so long as no Event of Default then exists or would result therefrom, the Borrower may make Investments and other acquisitions (i) if Total Liquidity immediately prior to the consummation of such Investment or acquisition and after giving pro forma effect to such Investment or acquisition is equal to or greater than $200,000,000, in an unlimited amount or (ii) if Total Liquidity immediately prior to the consummation of such Investment or acquisition and after giving pro forma effect to such Investment or acquisition is less than $200,000,000, in an amount not to exceed $25,000,000 in the aggregate for any fiscal year of the Borrower;”
Section 2.Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each Lender as of the Amendment No. 3 Effective Date:
(a)The execution, delivery and performance by the Borrower of this Amendment is within the Borrower’s corporate powers and have been duly authorized by all necessary corporate action;
(b)The Borrower has duly executed and delivered this Amendment, and this Amendment constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

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(c)The execution, delivery and performance by the Borrower of this Amendment (a) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect and (ii) those approvals, consents, registrations, filings or other actions, the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect, (b) except as would not reasonably be expected to have a Material Adverse Effect, will not violate any applicable law or regulation or any order of any Governmental Authority applicable to the Borrower, (c) will not violate the charter, by-laws or other organizational document of the Borrower or any of its Subsidiaries, (d) except as would not reasonably be expected to have a Material Adverse Effect, will not violate or result in a default under any indenture, agreement or other instrument (other than the agreements and instruments referred to in clause (c)) binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (e) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries (other than liens arising pursuant to the Security Documents);
(d)The representations and warranties of the Borrower set forth in this Amendment, the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment No. 3 Effective Date, except that (i) for purposes of this Section 2(d), (x) the representations and warranties contained in Section 3.04(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) (subject, in the case of unaudited financial statements furnished pursuant to clause (b), to year-end audit adjustments and the absence of footnotes), respectively, of Section 5.01 of the Credit Agreement and (y) the representations and warranties contained in Section 3.14 of the Credit Agreement shall be deemed to refer to the Amendment No. 3 Effective Date, (ii) to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date, and (iii) to the extent that such representations and warranties are already qualified or modified by materiality in the text thereof, they shall be true and correct in all respects; and
(e)As of the Amendment No. 3 Effective Date and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing.
Section 3.Conditions to the Amendment No. 3 Effective Date. This Amendment shall become effective on the date (the “Amendment No. 3 Effective Date”) when (a) the Administrative Agent shall have received an executed counterpart (which may include a facsimile or other electronic transmission) of this Amendment from the Borrower, the Consenting Lenders party hereto (constituting Required Lenders) and the Administrative Agent, (b) the representations and warranties of the Borrower set forth in Section 2 hereof are true and correct as of the date hereof, (c) as of the date hereof and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing and (d) the Administrative Agent shall have received all fees required to be paid by the Borrower on the Amendment No. 3 Effective Date, and all expenses required to be reimbursed by the Borrower for which invoices have been presented at least three Business Days prior to the Amendment No. 3 Effective Date, on or before the Amendment No. 3 Effective Date.

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Section 4.Effect of Amendment.
(a)Except as expressly set forth herein or in the Amended Credit Agreement, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Amended Credit Agreement, the Guaranty and Security Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants, Liens, guarantees or agreements contained in the Credit Agreement, the Guaranty and Security Agreement or any other Loan Document or any other provision of the Credit Agreement, the Guaranty and Security Agreement or of any other Loan Document. Except as expressly set forth herein, nothing herein shall be deemed to be a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Guaranty and Security Agreement or any other Loan Document in similar or different circumstances.
(b)From and after the Amendment No. 3 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Amendment” in any other Loan Document shall be deemed a reference to the Amended Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.
Section 5.Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
Section 6.Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent and each Consenting Lender for its actual and reasonable costs and expenses in connection with this Amendment to the extent required pursuant to Section 9.03 of the Amended Credit Agreement.
Section 7.Counterparts; Electronic Execution. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by email or telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. In accordance with Section 9.06 of the Credit Agreement, delivery of an executed signature page or Electronic Signature to this Agreement by facsimile transmission or other electronic means shall be as effective as delivery of a manually signed counterpart of this Agreement.
Section 8.Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
Section 9.Incorporation by Reference. The provisions of Sections 9.09(b), (c) and (d) and 9.10 of the Amended Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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Section 10.Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ACV AUCTIONS INC., as Borrower
By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Amendment No. 3]
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JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender
By:
Name:
Title:

[Signature Page to Amendment No.3]

[______________], as a Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Amendment No.3]